UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   May 1, 2013

JBI, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Iroquois St Niagara Falls, NY		14303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (716) 278-0015

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2013, Kevin Rauber informed the Board of Directors (the “Board”) of JBI, Inc. (the “Company”) of his resignation from his positions as the Company’s President and Chief Executive Officer and from the Board, effective May 2, 2013.

Tony Bogolin, the Company’s Chief Operating Officer, has been appointed to the role of the Company's President and Chief Executive Officer as well as a Director of the Company.  The Company expects to amend Mr. Bogolin’ s employment agreement to be competitive with the market for his new position.  Biographical information regarding Mr. Bogolin can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 15, 2013, as amended.

In connection with Mr. Rauber’s resignation, Mr. Rauber and the Company executed a separation agreement (the "Separation Agreement") on May 1, 2013. Pursuant to the terms of the Separation Agreement, Mr. Rauber will receive payment of the equivalent of four months of his base salary ($83,333) payable in accordance with the Company’s payroll practices and immediate accelerated vesting of options to purchase 200,000 shares of the Company’s common stock.  The exercise period of the vested options will be extended from ninety (90) days to seven years after execution of the Separation Agreement.  The remaining unvested options held by Mr. Rauber will be forfeited. In addition, Mr. Rauber will receive continued coverage under the Company's benefit plans or equivalent coverage through July 31, 2013.  The Separation Agreement also contains a general release of claims and certain non-solicitation, confidentiality and other customary provisions.  The Company’s obligation to pay the amounts described herein is contingent upon Mr. Rauber not revoking the general release within the periods set forth by applicable law.

Mr. Rauber’s decision to resign from the Board was not the result of any disagreement or dispute with the Company relating to its operations, policies or practices.

The description of the Separation Agreement herein is limited in its entirety by the terms of the Separation Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Separation Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

May 3, 2013	By:	/s/ Matthew J. Ingham
	Name:	Matthew J. Ingham
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement.